Exhibit 10.3

AMENDMENT No. 1 dated as of June 3, 2013 (this “Amendment”), to the Second Lien Credit Agreement dated as of March 11, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda, TRAVELPORT LLC, a Delaware limited liability company (the “Borrower”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar, TDS INVESTOR (LUXEMBOURG) S.À R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg, CREDIT SUISSE AG, as Administrative Agent and Collateral Agent, and each lender from time to time party thereto (collectively, the “Lenders”).

WHEREAS, capitalized terms used and not defined herein have the meanings set forth in the Credit Agreement;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Credit Agreement may be amended by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as the Lenders shall have received at least ten (10) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within ten (10) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment;

WHEREAS, each of the parties hereto desires to amend certain provisions of the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, effective as of the Effective Date (as defined below), as follows:

SECTION 1. Section 2.08(b) of the Credit Agreement is hereby amended by deleting the word “quarterly” in the first sentence thereof.

SECTION 2. This Amendment shall become effective upon the later of the date first set forth above and the first date this Amendment may become effective pursuant to Section 10.01 of the Credit Agreement (the “Effective Date”).

SECTION 3. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import intended to refer to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic transmission (i.e. a “pdf” or “tif”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

SECTION 5. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Section 10.16 and 10.17 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 6. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TRAVELPORT LLC, as the Borrower

By:	/s/ Rochelle Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person (Senior Vice President and Secretary)

TRAVELPORT LIMITED, as Holdings

By:	/s/ Rochelle Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Assistant Secretary

WALTONVILLE LIMITED, as Intermediate Parent

By:	/s/ Rochelle Boas
	Name:	Rochelle J. Boas
	Title:	Director

TDS INVESTOR (LUXEMBOURG) S.À R.L., as TDS Intermediate Parent

By:	/s/ Rochelle Boas
	Name:	Rochelle J. Boas
	Title:	Manager

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By	/s/ Michael D’Onofrio
	Name:	Michael D’Onofrio
	Title:	Authorized Signatory